BORROWER PARENT TRANSFER AGREEMENT

dated as of March 16, 2021 by

AEROCENTURY CORP.,

as Prior Borrower Parent

DRAKE JET LEASING 10 LLC,

as New Borrower Parent

ACY E-175 LLC,

as Republic Borrower

NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH,

as Participant

NORDDEUTSCHE LANDESBANK GIROZENTRALE,

as Swap Counterparty

NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH,

as Agent

and

WILMINGTON TRUST COMPANY,

as Security Trustee

Aircraft Credit Facility
______________________________

Norddeutsche Landesbank Girozentrale, New York Branch
Mandated Lead Arranger

VP/#42016062.6

TABLE OF CONTENTS

Page

Section 1.
Definitions 1

Section 2.
Agreements 1

2.1
General 1
2.2
Consent to Membership Interest Transfer 2
2.3
Release of the Prior Borrower Parent 2
2.4
New Borrower Parent Pledge Agreement 2
2.5
Amendment to Swap Master Agreement 3
2.6
Amendments to the Credit Agreement and the other Operative Documents 3
2.7
Acknowledgment Regarding Related Borrowers 3

Section 3.
Conditions Precedent; Conditions Subsequent 3

Section 4.
Representations and Warranties 5

Section 5.
Miscellaneous 7

5.1
Amendments, Etc 7
5.2
Ratification; Effectiveness 7
5.3
Further Assurance 8
5.4
Costs 8
5.5
Successors and Assigns 8
5.6
Captions 8
5.7
Counterparts 8
5.8
Governing Law; Submission to Jurisdiction 8
5.9
Waiver of Jury Trial 9

SCHEDULE I	-	Form of Borrower Parent Pledge Agreement

BORROWER PARENT TRANSFER AGREEMENT

THIS BORROWER PARENT TRANSFER AGREEMENT is made as of March 16, 2021 (this “Agreement”) among AEROCENTURY CORP., a corporation incorporated under the laws of the State of Delaware (the “Prior Borrower Parent”), DRAKE JET LEASING 10 LLC, a limited liability company organized under the laws of the State of Delaware (the “New Borrower Parent”), ACY E-175 LLC, a limited liability company organized under the laws of the State of Delaware (the “Republic Borrower”), NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as a loan participant (in such capacity, and together with its successors, assigns and transferees, each a “Participant” and, together, the “Participants”), NORDDEUTSCHE LANDESBANK GIROZENTRALE, as swap counterparty (in such capacity, the “Swap Counterparty”), NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as loan facility agent (in such capacity, the “Agent”), and WILMINGTON TRUST COMPANY, a Delaware trust company, as security trustee (the “Security Trustee”).

WHEREAS, the Republic Borrower, the Participant, the Agent and the Security Trustee, among others, have previously entered into that certain Credit Agreement dated as of February 6, 2019 (as amended, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Prior Borrower Parent and the Security Trustee have previously entered into that certain Membership Interest Pledge Agreement dated as of February 8, 2019 (as amended, modified or supplemented from time to time prior to the date hereof, the “Existing Borrower Parent Pledge Agreement”) with respect to, inter alia, the Prior Borrower Parent’s ownership of 100% of the Membership Interest (as defined in the Existing Borrower Parent Pledge Agreement) in the Republic Borrower; and

WHEREAS, the Prior Borrower Parent intends to transfer all of its right, title and interest to and in, inter alia, the Membership Interest to the New Borrower Parent (the “Membership Interest Transfer”).

NOW THEREFORE, for good and valuable consideration, the receipt of which has been duly received, the parties hereto agree as follows:

Section 1. Definitions

1.1 Unless the context otherwise requires, capitalized terms used herein (including the recitals above) and not otherwise defined herein shall have the meanings set forth in the Credit Agreement for all purposes of this Agreement. The term “New Agreements” shall mean this Agreement, the Servicing Agreement, the Servicer Consent and the New Borrower Parent Pledge Agreement.

Section 2. Agreements.

2.1 General. Pursuant to that certain purchase agreement in respect of the Membership Interest dated  March 16, 2021 (the “Purchase Agreement”) between, inter alios, the Prior Borrower Parent and the New Borrower Parent, the Prior Borrower Parent has agreed to sell, assign and transfer, and the New Borrower Parent has agreed to purchase and assume, the Membership Interest (as defined in the Existing Borrower Pledge Agreement). This Agreement sets forth certain agreements among the parties hereto in respect of the Membership Interest Transfer. For the purposes of this Agreement, the releases, consents and agreements contemplated by this Section 2 shall be effective upon the satisfaction of all of the conditions precedent set forth in Section 3 in accordance with the terms thereof (the “Transfer Date”).

2.2 Consent to Membership Interest Transfer. Notwithstanding Section 5.4 of the Credit Agreement, Sections 4(a) and 16 of the Existing Borrower Parent Pledge Agreement or any other provision of the Operative Documents to the contrary, each of the Security Trustee, the Agent the Participant and Swap Counterparty consents to the Membership Interest Transfer and the entry into the New Agreements on the terms and conditions set forth herein.

2.3 Release of the Prior Borrower Parent. On the Transfer Date:

(a) each of the Participant and Swap Counterparty, the Agent and the Security Trustee hereby (i) releases and discharges the Prior Borrower Parent from all of its present and future liabilities, duties and obligations owing to them under the Existing Borrower Parent Pledge Agreement and the other Operative Documents (other than any liabilities, duties and obligations that expressly survive the termination of such documents) and (ii) agrees that they will have no further rights or claims against the Prior Borrower Parent thereunder (other than any rights or claims arising prior to the Transfer Date and any rights or claims that expressly survive the termination of such documents);

(b) the Security Trustee hereby, for and on behalf of the Secured Parties, (i) releases the Lien of the Existing Borrower Parent Pledge Agreement and (ii) releases, discharges and, where applicable, transfers or reassigns to the Prior Borrower Parent all of its rights, titles and interest in and to the Pledged Collateral (as defined in the Existing Borrower Parent Pledge Agreement) assigned unto the Security Trustee under the Existing Borrower Parent Pledge Agreement;

(c) each of the Prior Borrower Parent and the Security Trustee is hereby authorized to make such UCC filings as may be necessary to evidence the release of the Pledged Collateral (as defined in the Existing Borrower Parent Pledge Agreement). In connection therewith, the Security Trustee (and the other parties hereto, if so requested) will, at the New Borrower Parent’s reasonable cost and expense, execute and deliver, or cause to be executed and delivered, such documents as may be reasonably requested by the Prior Borrower Parent or the New Borrower Parent to evidence such release (which documents shall be provided to the Security Trustee by the Prior Borrower Parent in execution form); and

(d) the Security Trustee hereby consents to the revocation of all powers of attorney granted to it by the Prior Borrower Parent under the Existing Borrower Parent Pledge Agreement and such powers of attorney are hereby revoked by the Prior Borrower Parent with immediate effect from the Transfer Date.

2.4 New Borrower Parent Pledge Agreement. The New Borrower Parent and the Security Trustee hereby agree to enter into a membership interest pledge agreement on the Transfer Date substantially in the form of Schedule I hereto (the “New Borrower Parent Pledge Agreement”).

2.5 Amendment to Swap Master Agreement. On or promptly following the Transfer Date (but in any case, within five Business Days following the Transfer Date), the Swap Counterparty and the Republic Borrower shall enter into an amendment to the Swap Master Agreement of form and substance satisfactory to the Swap Counterparty.

2.6 Amendments to the Credit Agreement and the other Operative Documents.

(a) As of the Transfer Date, all references to the “Borrower Parent” or, with respect to the Borrower Parent Pledge Agreement, the “Pledgor”, in the Credit Agreement or the other Operative Documents shall be construed wherever it appears therein as if it referred to the New Borrower Parent in place of the Prior Borrower Parent, except where such reference relates to an obligation to be satisfied, or a representation or warranty that is not continuing and was made, prior to the Transfer Date.

(b) As of the Transfer Date, all references to the “Remarketing Agent” in the Credit Agreement or any other Operative Document shall be construed wherever it appears therein as if it referred to Falko Regional Aircraft Limited in place of the Prior Borrower Parent, except where such reference relates to an obligation to be satisfied or a representation or warranty that is not continuing and was made prior to the Transfer Date.

(c) As of the Transfer Date, all references to the Loan Operative Documents shall be deemed to include (i) the Servicing Agreement and (ii) the Servicer Consent, in each case as defined below.

2.7 Acknowledgment Regarding Related Borrowers. Each of the parties hereto hereby acknowledges that each of the 19002 Borrower, the 19003 Borrower and the Adria Borrower is no longer party to the Credit Agreement, the Security Agreement and the other Operative Documents and has previously been released and discharged from all liabilities, duties, obligations, rights and claims under such Operative Documents (other than any liabilities, duties and obligations that expressly survived the release of such Borrower from such documents), and the Liens created under the Loan Operative Documents relating to Mortgaged Property and Pledged Property relating to or granted by each such Borrower have been previously released or will be released prior to the Transfer Date and each of the parties hereto hereby acknowledge that neither the New Borrower Parent nor Republic Borrower shall have any liabilities, duties obligations, in relation thereto; provided that, for the avoidance of doubt, the Cash Collateral Account remains open and subject to the Liens created under the Loan Operating Documents.

Section 3. Conditions Precedent; Conditions Subsequent.

3.1 Conditions Precedent. The releases, consents and agreements contemplated by Section 2 of this Agreement shall become effective upon receipt by the Participant, the Swap Counterparty, the Agent and the Security Trustee of each of the following conditions precedent, each of which shall be in form and substance reasonably satisfactory to the Agent (or such condition shall be waived by the Agent with the consent of the Participant):

(a) a copy of this Agreement, duly executed and delivered by each of the parties hereto;

(b) a copy of the Membership Interest Purchase Agreement (redacted as necessary to remove commercially sensitive information) and each Transaction Document (as defined in the Membership Interest Purchase Agreement (redacted as necessary to remove commercially sensitive information)), in each case duly executed by each of the parties thereto;

(c) a copy of a membership transfer power evidencing that the Membership Interest has been transferred (or will upon the Transfer Date be transferred) from the Prior Borrower Parent to the New Borrower Parent;

(d) a copy of the New Borrower Parent Pledge Agreement, duly executed and delivered by the parties thereto, together with copies of the limited liability company interest transfer form and any other certificates, instruments or documents to be delivered in connection with the New Borrower Parent Pledge Agreement, in each case duly executed and delivered by the parties thereto;

(e) a copy of the Servicing Agreement dated on or about the Transfer Date, among, inter alios, Falko Regional Aircraft Limited (the “Servicer”), the Republic Borrower and the New Borrower Parent (the “Servicing Agreement”), duly executed and delivered by the parties thereto;

(f) a copy of the Servicer Notice and Acknowledgment dated on or about the Transfer Date, from the Republic Borrower and the Security Trustee to the Servicer, and acknowledged and agreed by, inter alios, the New Borrower Parent, the Participant and the Agent (the “Servicer Consent”), duly executed and delivered by the parties thereto;

(g) a copy of the Security Agreement Supplement with respect to the Servicing Agreement, duly executed and delivered by the Republic Borrower;

(h) evidence that any applicable filings and/or registrations in relation to the New Borrower Parent Pledge Agreement have been made (or will be made immediately following the Transfer Date) in all relevant jurisdictions, and the New Borrower Parent hereby authorizes such filings (including, without limitation, the filing of UCC-1 financing statements);

(i) each of the Participant, the Swap Counterparty, the Agent and the Security Trustee shall have received a legal opinion, in form and substance satisfactory to it, from:

(i) Vedder Price P.C., as special New York counsel to the New Borrower Parent; and

(ii) Morris James LLP, as special Delaware counsel to the Republic Borrower and the New Borrower Parent;

(j) a copy, duly certified as a true copy by the Republic Borrower’s authorized signatory, of (i) the constitutional documents, (ii) the specimen signature of each authorized signatory for the Republic Borrower, and (iii) other evidence authorizing execution, delivery and performance by the Republic Borrower of each New Agreement to which it is a party and each Transaction Document (as defined in the Membership Interest Purchase Agreement) to which it is a party;

(k) a copy, duly certified as a true copy by the New Borrower Parent’s authorized signatory, of (i) the constitutional documents, (ii) resolutions of the board of directors approving the terms of each New Agreement to which it is a party and naming the person or persons authorized to sign each New Agreement to which it is a party on behalf of the New Borrower Parent and any documents to be delivered by it pursuant hereto contemporaneously herewith, and (iii) the specimen signature of each person or persons authorized by the resolution referred to above;

(l) a copy, duly certified as a true copy by the Servicer’s authorized signatory, of an authorization naming the person or persons authorized to sign the Servicing Agreement and the Servicer Consent on behalf of the Servicer and any documents to be delivered by it pursuant hereto contemporaneously herewith, and the specimen signature of each person or persons authorized by the authorization referred to above;

(m) any documentation and other information with respect to the Servicer, the Republic Borrower and the New Borrower Parent required by the Participant, the Swap Counterparty, the Agent and/or the Security Trustee under any applicable “know your customer”, “customer due diligence”, Anti-Corruption Laws, Anti-Money Laundering Laws or other similar laws;

(n) each of the representations and warranties contained in Section 4 shall be true and accurate;

(o) no event shall have occurred and be continuing which constitutes a Default or an Event of Default;

(p) the Security Trustee shall have received a duly executed letter of undertaking from the insurance broker of Republic Airways Inc., in form and substance reasonably satisfactory to the Security Trustee, the Participant and the Swap Counterparty, together with a certificate of insurance and/or reinsurance from such broker; and

(q) the Agent, the Participant and the Security Trustee shall have received such other documents and evidence with respect to the Servicer, the Republic Borrower, the Prior Borrower Parent and the New Borrower Parent as any of them or their counsel may reasonably request in order to establish the consummation of the transactions contemplated by the Membership Interest Transfer and the New Agreements, the taking of all corporate proceedings in connection therewith, compliance with the conditions herein set forth and compliance with any money laundering informational requirements the Participant may have.

3.2 Conditions Subsequent. Promptly following the Transfer Date, the Servicer, the Republic Borrower and/or the New Borrower Parent, as the case may be, shall provide each of the Participant, the Swap Counterparty, the Agent and the Security Trustee any additional documentation and other information with respect to the Servicer, the Republic Borrower and the New Borrower Parent required by the Participant, the Swap Counterparty, the Agent and/or the Security Trustee under any applicable “know your customer”, “customer due diligence”, Anti-Corruption Laws, Anti-Money Laundering Laws or other similar laws, to the extent such documentation or information was not so provided prior to the Transfer Date.

Section 4. Representations and Warranties.

4.1 Each of the Republic Borrower and the New Borrower Parent hereby represents and warrants in respect of itself only that the following statements are, on the date hereof, true and accurate:

(a) it is duly organized under the laws of the State of Delaware and is validly existing, and has full power and authority to conduct its business as presently conducted, to own or hold under lease its assets, to enter into and perform its obligations under each New Agreement to which it is a party and to consummate the transactions contemplated by the New Agreements;

(b) its organizational documents permit it to sign and deliver, and perform its obligations pursuant to the transactions contemplated by each New Agreement to which it is a party and all necessary authorizations, approvals, consents, licenses, permits and orders of and registrations with any Governmental Authority have been obtained;

(c) each New Agreement to which it is a party constitutes legal, valid and binding obligations of it, enforceable in accordance with the terms of such New Agreement;

(d) the execution and entry into each New Agreement to which it is a party and performance of its obligations thereunder do not contravene any applicable law or any agreement or other instrument to which it is a party;

(e) to the best of its knowledge, no event has occurred that constitutes a contravention of, or default under, any agreement by which it or any of its assets is bound or affected, and that could reasonably be expected to have a material adverse effect on its operations or its ability to observe or perform its obligations under each New Agreement to which it is a party;

(f) no litigation, arbitration or administrative proceeding that could reasonably be expected to have a material adverse effect on its operations or its ability to observe or perform its obligations under each New Agreement to which it is a party is presently in progress or, pending or threatened against it or any of its assets;

(g) all information furnished to Participant by and on behalf of it in connection with the Membership Interest Transfer and the transaction contemplated by the New Agreements is complete, true and correct in all material respects;

(h) it, under applicable law, is subject to private commercial law and suit, and neither it nor its properties or assets have any right of immunity from suit or execution on the grounds of sovereignty in Delaware or any other jurisdiction or on any other grounds;

(i) each of it and its Affiliates, and to the best of their knowledge its manager, directors, officers, employees, associated parties and persons, as applicable, acting on behalf of it are in compliance in all respects with (i) all applicable laws and regulations to which it or any of its assets may be subject relating to corruption and bribery, and (ii) other laws to which it or any of its assets may be subject if failure so to comply would result in a material adverse effect on its operations or its ability to observe or perform its obligations under each New Agreement to which it is a party;

(j) neither it nor any of its Affiliates nor, to the best of its knowledge, any director, officer, employee, associated party or person acting on behalf of it or any Affiliate has engaged in any activity which would breach Anti-Corruption Laws or any similar applicable laws;

(k) to the best of the its knowledge and belief, no actions or investigations by any Governmental Authority are ongoing or threatened against it, or any of its manager, directors, officers, employee, associated party or person, as applicable, acting on their behalf in relation to a breach of Anti-Corruption Laws or any similar applicable laws;

(l) it and its Affiliates have not engaged and will not have engaged, as the case may be, in any transaction, investment, undertaking or activity in violation of the Anti-Money Laundering Laws of any jurisdiction in each case as they may be applicable to it or any of its Affiliates, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving it or any of its Affiliates is with respect to the Anti-Money Laundering Laws, pending or, to its knowledge, threatened; and

(m) neither it nor, to its knowledge, any of its directors, employees or officers:

(i) is a Sanctioned Person;

(ii) is owned or controlled by, or acting directly or indirectly on behalf of or for the benefit of, a Sanctioned Person;

(iii) owns or controls a Sanctioned Person; or

(iv) has violated or is in violation of any Sanctions (including, but without limitation, the U.S. sanctions administered by OFAC, any other U.S. government sanctions, export or procurement laws or any other sanctions or other such restrictions on business dealing imposed by the European Union, the United Kingdom or the United Nations) or is or has engaged in any conduct that would provide a basis for it to be designated as a subject of Sanctions.

4.2 The Prior Borrower Parent hereby represents and warrants that the following statements are, on the date hereof, true and accurate:

(a) it is duly incorporated under the laws of the State of Delaware and is validly existing, and has full corporate power and authority to conduct its business as presently conducted, to own or hold under lease its assets, to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement;

(b) its organizational documents permit it to sign and deliver, and perform its obligations pursuant to the transactions contemplated by this Agreement and all necessary authorizations, approvals, consents, licenses, permits and orders of and registrations with any Governmental Authority have been obtained;

(c) this Agreement constitutes legal, valid and binding obligations of it, enforceable in accordance with the terms of this Agreement;

(d) the execution and entry into this Agreement and performance of its obligations hereunder do not contravene any applicable law or any agreement or other instrument to which it is a party;

(e) to the best of its knowledge, no event has occurred that constitutes a contravention of, or default under, any agreement by which it or any of its assets is bound or affected, and that could reasonably be expected to have a material adverse effect on its operations or its ability to observe or perform its obligations under this Agreement;

(f) no litigation, arbitration or administrative proceeding that could reasonably be expected to have a material adverse effect on its operations or its ability to observe or perform its obligations under this Agreement is presently in progress or, pending or threatened against it or any of its assets;

(g) all information furnished by and on behalf of it in connection with the Membership Interest Transfer and the transaction contemplated by this Agreement is complete, true and correct in all material respects; and

(h) it, under applicable law, is subject to private commercial law and suit, and neither it nor its properties or assets have any right of immunity from suit or execution on the grounds of sovereignty in Delaware or any other jurisdiction or on any other grounds.

Section 5. Miscellaneous.

5.1 Amendments, Etc. No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

5.2 Ratification; Effectiveness. Except as expressly amended hereby, all provisions of the Credit Agreement and the other Operative Documents are hereby ratified and affirmed and shall continue in full force and effect in accordance with their terms. This Agreement shall take effect as of the Transfer Date.

5.3 Further Assurance. Each of the parties hereto shall, at the cost of the New Borrower Parent, do and perform such other and further acts and sign, seal, execute, acknowledge, deliver, file, and register and de-register and release any additional documents, instruments, deeds, certificates, consents and assurances and any and all such other instruments as may be required by law or reasonably requested by the other in order to establish, maintain, protect or preserve the rights and remedies of the other hereunder and to carry out and effect the intent and purpose of this Agreement.

5.4 Costs. The New Borrower Parent will pay or reimburse the Participant, the Swap Counterparty, the Agent and the Security Trustee for all documented out-of-pocket costs and expenses of the Participant, the Agent, the Swap Counterparty and the Security Trustee reasonably incurred by them (including, without limitation, the reasonable fees and out-of-pocket expenses of Vedder Price P.C., special New York counsel to the Participants, the Swap Counterparty and the Agent and of Morris James LLP, special counsel to the Security Trustee), in connection with the negotiation, preparation, execution and delivery of this Agreement and the other New Agreements and the consummation of the transactions contemplated hereunder and thereunder. The New Borrower Parent shall pay or reimburse for such costs and expenses promptly following receipt of invoices with respect thereto.

5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.6 Captions. The headings of the various Sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

5.7 Counterparts. This Agreement may be executed by the parties in separate counterparts and any single counterpart or set of counterparts executed and delivered by the parties shall constitute one and the same Agreement and a full original Agreement for all purposes. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

5.8 Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK. Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purpose of all legal proceedings arising out of or relating to this Agreement, the other Operative Documents or the transactions contemplated hereby and thereby. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

5.9 Waiver of Jury Trial. THE REPUBLIC BORROWER, THE PRIOR BORROWER PARENT, THE NEW BORROWER PARENT, THE PARTICIPANT, THE SWAP COUNTERPARTY, THE AGENT AND THE SECURITY TRUSTEE HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE OTHER OPERATIVE DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

[Signature pages follow]

[Borrower Parent Transfer Agreement]
IN WITNESS WHEREOF, the parties hereto have caused this Borrower Parent Transfer Agreement to be executed by their duly authorized officers or attorneys in fact all as of the day and year first written above.

AEROCENTURY CORP., as Prior Borrower Parent By: Name: Title:

[Borrower Parent Transfer Agreement]

DRAKE JET LEASING 10 LLC, as New Borrower Parent By: Name: Title:

[Borrower Parent Transfer Agreement]

ACY E-175 LLC, as Republic Borrower By: Drake Jet Leasing 10 LLC, its Manager By: Name: Title:

[Borrower Parent Transfer Agreement]

NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as Participant By: Name: Title: By: Name: Title:
NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as Agent By: Name: Title: By: Name: Title:
NORDDEUTSCHE LANDESBANK GIROZENTRALE, as Swap Counterparty By: Name: Title: By: Name: Title:

[Borrower Parent Transfer Agreement]

WILMINGTON TRUST COMPANY, as Security Trustee By: Name: Title:

Schedule I
to the Borrower Parent Transfer Agreement

FORM OF BORROWER PARENT PLEDGE AGREEMENT

MEMBERSHIP INTEREST PLEDGE AGREEMENT

dated as of March __, 2021

between

DRAKE JET LEASING 10 LLC

as Pledgor

and

WILMINGTON TRUST COMPANY
as Security Trustee
_______________________________________

Borrower Parent Pledge Agreement
________________________________________

VP/#42021205.3

TABLE OF CONTENTS

Page

Section 1.
Definitions 1

Section 2.
Pledge 1

Section 3.
Representations and Warranties of the Pledgor 2

Section 4.
Covenants of the Pledgor 3

Section 5.
Voting Rights, Distributions etc 5

Section 6.
Delivery of Pledged Collateral 6

Section 7.
Remedies upon Default 6

Section 8.
Cooperation 8

Section 9.
Private Sales 8

Section 10. Application of Proceeds of Sale and Cash and Securities  9

Section 11.Limitation on Duties Regarding Preservation of Pledged Collateral  9

Section 12. Further Assurances  9

Section 13. Notices  9

Section 14. No Waiver  9

Section 15. GOVERNING LAW  9

Section 16. Successors and Assigns  10

Section 17. Waivers; Amendments  10

Section 18. Termination  10

Section 19. Severability  10

Section 20. Headings  10

Section 21. Counterparts  10

Section 22. Entire Agreement  10

Section 23. WAIVER OF JURY TRIAL  11

Section 24. Non-Recourse Obligations  11

EXHIBIT A	-	Form of Equity Power

VP/#42021205.3

THIS MEMBERSHIP INTEREST PLEDGE AGREEMENT dated as of March __, 2021 (this “Agreement”) is between DRAKE JET LEASING 10 LLC, a Delaware limited liability company, as pledgor (the “Pledgor”) and WILMINGTON TRUST COMPANY, as security trustee (the “Security Trustee”).

W I T N E S S E T H:

WHEREAS, the Pledgor is the sole member and manager of ACY E-175 LLC, a Delaware limited liability company (the “Company”) pursuant to that certain Amended and Restated Operating Agreement, dated as of March __, 2021 (as it may be modified, supplemented or amended from time to time, the “LLC Agreement”) and owns 100% of the Membership Interest (as defined below) in the Company, as evidenced by Certificate No. 2 dated March __, 2021 (the “Certificate”) issued by the Company to the Pledgor;

WHEREAS, the Company has entered into a Credit Agreement, dated as of February 7, 2019, among, inter alios, the Company, as a borrower, the participants party thereto (the “Participants”), Norddeutsche Landesbank Girozentrale, New York Branch, as agent, Norddeutsche Landesbank Girozentrale, as swap counterparty, and the Security Trustee (as it may be modified, supplemented or amended from time to time, the “Credit Agreement”) pursuant to which the Participants agreed to make certain loans available to refinance the Aircraft;

WHEREAS, the Company has entered into a Security Agreement, dated as of February 8, 2019, among, inter alios, the Company, as a mortgagor, and the Security Trustee (as it may be modified, supplemented or amended from time to time, the “Mortgage”);

WHEREAS, the Company and the Pledgor have entered into the Borrower Parent Transfer Agreement, dated as of March __, 2021, among, inter alios, the Company, the Pledgor and the Security Trustee (as it may be modified, supplemented or amended from time to time, the “Borrower Parent Transfer Agreement”); and

WHEREAS, it is a condition precedent to the occurrence of the Transfer Date (as defined in the Borrower Parent Transfer Agreement), that the Pledgor grant to the Security Trustee a security interest in the Membership Interest (as defined below).

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Pledgor hereby covenants and agrees with the Security Trustee as follows:

Section 1. Definitions. Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Section 2. Pledge. As security for the payment and performance in full of all of the Secured Obligations (as defined in the Security Agreement), the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over, delivers and grants to the Security Trustee a first priority Lien in all right, title and interest of the Pledgor which presently exist or hereafter arise in, to and under the following:

(i) the limited liability company interest in the Company held by the Pledgor and the rights of the Pledgor as the sole member of the Company (the “Membership Interest”),

(ii) all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of or all the Membership Interest and all other options or rights of any nature whatsoever which may be issued or granted by the Company to the Pledgor in respect of the Membership Interest and the books and records of the Company evidencing record ownership and registration of the interests pledged hereunder,

(iii) all certificates or other instruments or documents representing any of the foregoing, including the Certificate,

(iv) all rights and privileges of the Pledgor with respect to the Membership Interest and the other property referred to in clauses (i) through (iii) above, and

(v) all proceeds of any of the foregoing and any property of any character whatsoever into which any of the foregoing may be converted (all items referred to in clauses (i) through (v) being hereinafter collectively referred to as the “Pledged Collateral”).

(a) For the avoidance of doubt, Excluded Payments (as defined in the Security Agreement) and any supplemental rent, maintenance reserves and security deposits payable to the Company under the relevant Lease (received as distributions or otherwise) shall not be Pledged Collateral.

TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, title, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Security Trustee, its successors and assigns permitted by the terms of the Credit Agreement; subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 3. Representations and Warranties of the Pledgor. The Pledgor hereby represents and warrants as of the date hereof:

(a) it is a Delaware limited liability company duly organized and validly existing under the laws of the jurisdiction of its formation and has the requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

(b) (i) it has duly authorized, executed and delivered this Agreement and (ii) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

(c) the execution, delivery and performance by the Pledgor of this Agreement is not in violation of the LLC Agreement or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound or to which any of its property or assets may be subject;

(d) neither the execution and delivery by the Pledgor of this Agreement nor the consummation by it of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, or the registration or filing with, or the taking of any other action in respect of, any agency or authority, except for the filing of Uniform Commercial Code financing statements (and continuations thereof) in respect of the security interests created hereby in the State of Delaware;

(e) the Pledgor is the record owner of the Pledged Collateral, free and clear of any and all Liens or claims of any other Person, except for the Lien granted hereunder (and the rights and remedies of the Security Trustee related to such Lien);

(f) the Membership Interest has been duly authorized and validly issued;

(g) the Certificate is accurate and the Membership Interest described therein constitutes the entire Membership Interest of the Pledgor at the date hereof;

(h) it has legal authority to pledge the Pledged Collateral in the manner hereby done or contemplated;

(i) the Pledgor, as manager and sole member of the Company, has not taken any action or commenced any legal proceedings nor (to the best of its knowledge and belief) has the Company taken any or have any been threatened against the Company for its winding up, dissolution, administration or reorganization or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or any of all of its assets;

(j) other than the delivery of the Certificate to the Security Trustee evidencing the Pledged Collateral and the filing of a UCC-1 financing statement in respect of this Agreement, it is not necessary in order to ensure the validity, enforceability or admissibility in evidence in proceedings of this Pledge Agreement in New York or Delaware or any other relevant jurisdiction that it or any other document be filed or registered with any authority in such jurisdiction or elsewhere or that any tax be paid in respect thereof, and the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Pledged Collateral.

Section 4. Covenants of the Pledgor. The Pledgor covenants as follows for so long as any Secured Obligations remain outstanding and/or unperformed (other than any contingent liabilities that continue past the termination of the Security Agreement and the other Loan Operative Documents):

(a) except as contemplated hereby and by the Security Agreement, the Pledgor will not make any sale, assignment, pledge, mortgage, hypothecation or transfer of the Pledged Collateral or the ownership interests of the Company and, except for the Lien granted hereby, the Pledgor will be the sole legal owner of the Pledged Collateral, free and clear of any and all Liens other than the Liens granted in favor of the Security Trustee;

(b) as manager and sole member of the Company, it will not cause the Company to issue any further limited liability company interests of any class or description or other securities in addition to or in substitution for the Membership Interest in existence on the Closing Date; it will hold in trust and will pledge hereunder, immediately upon its acquisition (direct or indirect) thereof, all property (other than Excluded Payments, any supplemental rent, maintenance reserves or security deposits payable under the relevant Lease and other property explicitly permitted to be received and retained by the Company under the Credit Agreement and the other Loan Operative Documents) or additional limited liability company interest of any class or description or other securities of the Company;

(c) at any time and from time to time, at no expense to the Security Trustee, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Security Trustee may reasonably request, in order to perfect and protect any Lien granted or purported to be granted hereby or to enable the Security Trustee to exercise and enforce its rights and remedies hereunder;

(d) as manager and sole member of the Company, it shall not authorize or, to the extent within its power or control, consent to the appointment of a receiver, trustee or liquidator of the Company or of a substantial part of the Company’s property, or admit in writing submitted in connection with judicial or other similar procedures the Company’s inability to pay its debts generally as they come due, or make a general assignment for the benefit of creditors or permit any creditor to exercise a contractual right to assume the operations or financial management of the Company;

(e) as manager and sole member of the Company, it shall not authorize the Company to file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Company in any such proceedings, or authorize the Company by voluntary petition, answer or consent to or seek relief under the provisions of any other now existing or future bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with the Company’s creditors or otherwise for the relief of distressed debtors;

(f) it shall not commence or join with any other Person in commencing any case, proceeding or action described in the preceding paragraph or seek an order, judgment or decree appointing a receiver, trustee or liquidator of the Company of all or substantial part of its property, or sequestrating of all or any substantial part of the property of the Company or otherwise file a petition against the Company in a proceeding under any bankruptcy, insolvency or other similar laws as now or hereafter in effect;

(g) as manager and sole member of the Company, it shall not authorize the Company to incur any indebtedness other than as provided in the Operative Documents;

(h) as manager and sole member of the Company, it shall not authorize the Company to engage in any business other than as contemplated by the Operative Documents;

(i) it shall not, unless (i) it has given at least 20 days’ prior written notice to such effect to the Security Trustee and (ii) all action reasonably necessary to protect and perfect the Lien granted or purported to be granted hereby with respect to the Pledged Collateral, shall have been taken, either (A) change its name, identity or structure or reorganize or (B) reincorporate under the laws of another jurisdiction;

(j) if it receives distributions from the Company that were made with funds that the Company was not entitled to receive under the Security Agreement and the other Loan Operative Documents, it shall hold such funds in trust for the Security Trustee and promptly deposit such funds in the applicable Collateral Account on behalf of the Company;

(k) it shall defend the Security Trustee’s right, title and Lien in and to the Pledged Collateral against the claims and demands of all Persons; and

(l) it will not amend, repeal or modify the LLC Agreement of the Company without the prior written consent of the Security Trustee (not to be unreasonably withheld, delayed or conditioned).

Section 5. Voting Rights, Distributions etc. So long as no Event of Default has occurred and is continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Membership Interest, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the other Loan Operative Documents; provided however, that the Pledgor shall not be entitled to exercise any voting and/or consensual rights and powers with respect to the following without the prior written consent of the Security Trustee:

(i) the winding up, dissolution, liquidation or reorganization of the Company or the composition or readjustment of its debts;

(ii) the merger or consolidation of the Company with any other Person;

(iii) the sale of all or substantially all the assets of the Company;

(iv) any amendment to or modification of the LLC Agreement;

(v) except as otherwise provided in the Operative Documents, the incurrence of any indebtedness or the creation of any Lien by the Company;

(vi) except as otherwise provided in the Operative Documents, the making by the Company of a general assignment for the benefit of creditors;

(vii) the commencement by the Company of a voluntary case or other proceeding seeking liquidation, reorganization, winding up or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or of all or any substantial part of its property;

(viii) failing to controvert in a timely and appropriate manner, or acquiescence in writing to, any petition filed against the Company in an involuntary case under applicable bankruptcy or similar law or in any other action or proceeding against it under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or readjustment of its debts;

(ix) other than with respect to payments permitted or required by the Operative Documents or to be made by the Security Trustee, the payment of dividends or other distributions other than in cash in respect of the Membership Interest or the repurchase or redemption of the Membership Interest; and

(x) the taking of any action necessary for the purpose of effecting any actions specified in the foregoing clauses (i) through (ix);

(m) The Pledgor shall execute and deliver, or cause to be executed and delivered, to the Security Trustee, as appropriate, all such proxies and other instruments as the Security Trustee may request for the purpose of enabling the Security Trustee to exercise all rights and privileges in respect of the Membership Interest and/or the voting and/or consensual rights and powers which the Security Trustee is entitled to exercise pursuant to this Section 5.

(n) At any time when an Event of Default has occurred and is continuing, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5(a) shall cease and all such rights shall thereupon become vested in the Security Trustee, without further act who shall thereupon have the sole right to exercise such voting and other consensual rights and remedies

(o) Upon any sale or other disposition of any part of the Pledged Collateral by the Security Trustee pursuant to Section 7 hereof, all of the voting and consensual rights, privileges and powers referred to in the preceding sentence pertaining to such part shall in any event become vested in the Person to whom such sale or disposition is made, which Person shall thereafter have the sole and exclusive right to exercise such voting and consensual rights, privileges and powers.

Section 6. Delivery of Pledged Collateral. The Pledgor agrees to deliver or cause to be delivered promptly to the Security Trustee any and all other Pledged Collateral, and any and all certificates or other instruments or documents representing any of the Pledged Collateral, including the Certificate, which shall be in or come into the Pledgor’s possession during the term of this Agreement. The Pledgor agrees to deliver to the Security Trustee on or prior to the Closing Date a duly executed limited liability company equity power form in blank in the form of Exhibit A hereto.

Section 7. Remedies upon Default. If an Event of Default shall have occurred and be continuing, the Security Trustee may exercise all rights of a secured party under the Uniform Commercial Code, as enacted in any applicable jurisdiction, with respect to the Pledged Collateral and, in addition, the Security Trustee may, without being required to give any notice except as herein provided or as may be required by applicable law, sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Security Trustee in its reasonable discretion shall deem appropriate. The Security Trustee shall be authorized at any sale to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act of 1933, as amended (the “Securities Act”). Upon consummation of any sale, the Security Trustee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral sold and all of the voting and consensual rights and powers granted and reserved to the Security Trustee pursuant hereto shall thereupon become vested in such purchaser or purchasers, subject to any reservations or qualifications imposed by the Security Trustee. Each purchaser at any sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, appraisal, reclamation and turnover which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Security Trustee shall give the Pledgor (with a copy to the Company) ten days’ written notice (which the Pledgor agrees is reasonable notification within the meaning of Section 9-612 of the Uniform Commercial Code, as enacted in any applicable jurisdiction) of the Security Trustee’s intention to attempt to sell any of the Pledged Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale, and, in the case of a sale at a broker’s board or on a securities exchange, shall identify the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or a portion thereof, will first be offered for sale. Any public sale of any of the Pledged Collateral shall be held at such time or times within ordinary business hours and at such place or places as the Security Trustee may state in the notice or publication (if any) of such sale. At any sale, the Pledged Collateral, or any portion thereof to be sold, may be sold as an entirety or in separate parcels, as the Security Trustee may (in its sole and absolute discretion) determine. The Security Trustee shall not be obligated to sell any of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of a sale of such Pledged Collateral may have been given. The Security Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, occur at the time and place identified in such announcement. In case all or any part of the Pledged Collateral is sold on credit or for future delivery, the Pledged Collateral so sold may be retained by the Security Trustee until the sale price is paid by the purchaser or purchasers thereof, but the Security Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon ten days’ notice (which the Pledgor agrees is reasonable notification within the meaning of Section 9-612 of the Uniform Commercial Code, as enacted in any applicable jurisdiction). At any sale made pursuant to this Agreement, to the extent permitted by applicable law, the Security Trustee may bid for or purchase, free from any right of redemption, stay, appraisal, reclamation or turnover on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by law), any Pledged Collateral offered for sale and may make payment on account thereof by using the amount of Secured Obligations outstanding to it from the Pledgor as a credit against the purchase price, and the Security Trustee may, upon compliance with the terms of sale, hold, retain and dispose of the Pledged Collateral sold without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof and the Security Trustee shall be free to carry out such sale pursuant to such agreement, and the Pledgor shall not be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Security Trustee shall have entered into such agreement all Events of Default shall have been remedied. As an alternative to exercising the power of sale herein conferred upon it, the Security Trustee may proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court having competent jurisdiction and/or pursuant to a proceeding of a court-appointed receiver.

The Pledgor hereby constitutes and appoints the Security Trustee the attorney-in-fact of the Pledgor for the purpose of carrying out after the occurrence and during the continuance of an Event of Default, the provisions of this Agreement and taking any action and executing any instrument which the Security Trustee may deem necessary or reasonably advisable to accomplish the purposes hereof, which appointment is granted as security for the performance of the Pledgor’s obligations hereunder and for valuable consideration, and is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Security Trustee shall have the right, after the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Security Trustee’s name or in the name of the Pledgor, to settle, compromise, prosecute or defend any action, claim or proceeding with respect to the Pledged Collateral and shall have the right to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same.

Section 8. Cooperation. The Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Security Trustee desires to sell any of the Pledged Collateral at a sale, it will, at any time and from time to time, upon the written request of the Security Trustee, use commercially reasonable efforts to cause the Company to take such action and prepare, distribute and/or file such documents as are required for the Security Trustee to permit the sale of such Pledged Collateral.

Section 9. Private Sales. The Pledgor recognizes that the Security Trustee may be unable to effect a public sale of any or all the Pledged Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale. The Security Trustee shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Company to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Company would agree to do so; nor shall the Company be at any time obligated to register the Membership Interest for a public sale.

(a) The Pledgor further agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 8 valid and binding and in compliance with applicable laws. The Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Security Trustee, that the Security Trustee has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 8 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

Section 10. Application of Proceeds of Sale and Cash and Securities. The proceeds of any sale of or realization upon the whole or any part of the Pledged Collateral and cash retained by the Security Trustee pursuant to this Agreement shall be applied by the Security Trustee in accordance with Section 3.03 of the Mortgage.

Section 11. Limitation on Duties Regarding Preservation of Pledged Collateral. Neither the Security Trustee nor any director, officer, employee or counsel of the Security Trustee shall be liable for any action taken or omitted to be taken by it or them relative to any of the Pledged Collateral except for its or their own gross negligence or willful misconduct.

Section 12. Further Assurances. The Pledgor agrees that at no expense to the Security Trustee, (a) it will duly execute and deliver (to the Security Trustee or otherwise) or cause to be duly executed and delivered (to the Security Trustee or otherwise) and will file or record such notices, financing statements or other documents as may be necessary to enable the perfection of the Lien of the Security Trustee hereunder, or as the Security Trustee may reasonably request, such instruments to be in form and substance reasonably satisfactory to the Security Trustee, and (b) it will do or cause to be done such further acts and things and execute and deliver (to the Security Trustee or otherwise) such additional conveyances, assignments, agreements and instruments, as the Security Trustee may at any time reasonably request in connection with the administration and enforcement of this Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto the Security Trustee its rights, powers and remedies hereunder, including, without limitation, the protection and perfection of the Security Trustee’s Lien in the Pledged Collateral or any part thereof.

Section 13. Notices. All notices and other communications shall be in writing and shall be given or made by fax, mail or personal delivery and faxed, mailed or delivered to the intended recipient at the address specified in Schedule 1 to the Credit Agreement or at such other address as shall be designated by the Pledgor or the Security Trustee in a notice to the other party hereto. All such communications shall be deemed to have been duly given when transmitted by fax (provided such transmission by fax is in legible form and is accompanied by or generates a substantially simultaneous confirmation of transmission), or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. For the purposes of the Pledgor, notices shall be delivered in accordance with this Section 13 to:

Drake Jet Leasing 10 LLC

c/o Maples Fiduciary Services (Delaware) Inc.

Suite 302, 4001 Kennett Pike

Wilmington, DE 19807

USA

Attn: Fiduciary Services

Email: XXXXXXXXXXx

with a copy to:

Falko Regional Aircraft Limited

1 Bishop Square

St. Albans Rd. West

Hatfield AL10 9NE

Attn: Sarah Dichlian

Email:XXXXXXX / xxxxxxxxxxx

Section 14. No Waiver. No failure on the part of the Security Trustee or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Security Trustee or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Section 15. GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

Section 16. Successors and Assigns. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and all holders of the Secured Obligations secured hereby and their respective successors and permitted assigns, except that the Pledgor shall not be permitted to assign or otherwise transfer this Agreement or any rights or interests herein or in the Pledged Collateral or any part thereof, or otherwise to pledge, encumber or grant any option with respect to the Pledged Collateral or any part thereof. The Pledgor shall not be permitted to delegate any of its duties or obligations hereunder. The Security Trustee may assign this Agreement or any or all of its rights hereunder in accordance with the provisions of the Operative Documents.

Section 17. Waivers; Amendments. No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties hereto; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

Section 18. Termination.

(a) Upon payment in full of the Secured Obligations, this Agreement shall terminate and the Security Trustee, at the request of the Pledgor, will execute and deliver to the Pledgor, at no cost to the Security Trustee, a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement and will duly assign, transfer and deliver to the Pledgor all of the rights and moneys at the time held by the Security Trustee under this Agreement and will execute any other instrument reasonably requested by the Pledgor in connection with the foregoing.

(b) Upon (or at any time after) payment in full of the principal amount of and interest on and all other amounts due under all Loan Certificates related to all of the Republic Aircraft and provided that no Default or Event of Default shall have occurred and be continuing, the Pledgor may direct the Security Trustee to execute and deliver to or as directed in writing by the Pledgor an appropriate instrument releasing the Pledged Collateral from the Lien of this Agreement and the Security Trustee shall execute and deliver such instrument as aforesaid.

Section 19. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Pledgor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

Section 20. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

Section 21. Counterparts. This Agreement may be executed in separate counterparts each of which when so executed and delivered shall be an exchangeable original, but all such counterparts shall together constitute but one and the same agreement.

Section 22. Entire Agreement. This Agreement together with the Operative Documents constitutes, on and as of the date hereof, the entire agreement of the Pledgor and the Security Trustee with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between the Security Trustee and the Pledgor with respect to such subject matter are hereby superseded in their entirety.

Section 23. WAIVER OF JURY TRIAL. EACH PARTY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENTS.

Section 24. Non-Recourse Obligations.

(a) In recognition of the Pledgor granting the security referred to in Section 2, the Security Trustee hereby agrees that, notwithstanding the provisions of this Agreement or any Loan Operative Document to the contrary, any and all liability of the Pledgor that is created hereunder shall, in the absence of fraud, gross negligence or willful misconduct in performing its obligations under this Agreement, be limited to the Pledged Collateral. Except as specified above, the Pledgor shall not be personally liable for any shortfall that may arise as a result thereof. The provisions of this Section 24(a) shall only limit the personal liability of the Pledgor for the discharge of its obligations as specified above and shall not (i) limit or restrict in any way the accrual of interest on any such unpaid amount, or (ii) derogate from or otherwise limit the right of recovery, realization or application by the Security Trustee, the Agent, the Swap Counterparty and each Participant under or pursuant to any of the Loan Operative Documents on anything assigned, mortgaged, charged, pledged or secured (by way of security) to or for the benefit of the Security Trustee, the Agent, the Swap Counterparty and each Participant under or pursuant to any of the Loan Operative Documents.

(b) The Security Trustee hereby acknowledges and agrees that the Pledgor’s obligations under this Agreement and the other Loan Operative Documents are solely the corporate obligations of the Pledgor and that none of the Security Trustee, the Agent, the Swap Counterparty or the Participants shall have any recourse against any of the directors, shareholders, officers or employees of the Pledgor for any claims, losses, damages, liabilities, indemnities or other obligations of the Pledgor under this Agreement and the other Loan Operative Documents.

* * *

[Borrower Parent Pledge Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused this Membership Interest Pledge Agreement to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

DRAKE JET LEASING 10 LLC, as Pledgor By: Name: Title:

[Borrower Parent Pledge Agreement]

WILMINGTON TRUST COMPANY, as Security Trustee By: Name: Title:

[Borrower Parent Pledge Agreement]

Acknowledged and Agreed: ACY E-175 LLC By: Drake Jet Leasing 10 LLC, its manager By: Name: Title:

EXHIBIT A

FORM OF EQUITY POWER

FOR VALUE RECEIVED, the undersigned, Drake Jet Leasing 10 LLC, a Delaware limited liability company (“Pledgor”), does hereby sell, assign and transfer to __________________________________* all of its Equity Interests (as hereinafter defined) represented by Certificate No. 2 in ACY E-175, a Delaware limited liability company (“Issuer”), standing in the name of Pledgor on the books of said Issuer. Pledgor does hereby irrevocably constitute and appoint ________________________________*, as attorney, to transfer the Equity Interests in said Issuer with full power of substitution in the premises. The term “Equity Interest” means the membership interest of or in a limited liability company of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto.

Dated: _________________*

DRAKE JET LEASING 10 LLC By: Name: Title:

*To Remain Blank - Not Completed at Closing